UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2008
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3473 (Commission File Number)	95-0862768 (IRS Employer Identification No.)

300 Concord Plaza Drive San Antonio, Texas (Address of principal executive offices)		78216-6999 (Zip Code)
(210) 828-8484
(Registrant’s telephone number,
including area code)
Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On February 15, 2008, Tesoro Corporation issued a press release (the “Press Release”) announcing that Dan Porter has been named Senior Vice President – Refining, replacing Bill Haywood who will become Senior Vice President – Strategy Development. The changes are effective March 1, 2008. Mr. Haywood is a named executive officer of the Company as defined in Regulation S-K Item 402(a)(3). Replacing Mr. Porter as Senior Vice President – Supply and Optimization is Joe McCoy who joined the Company on February 18, 2008. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits.

99.1	Press Release issued on February 15, 2008 by Tesoro Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 20, 2008

TESORO	CORPORATION

By:	/s/ Otto C. Schwethelm

Otto C. Schwethelm
Vice President, Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	Press Release issued on February 15, 2008 by Tesoro Corporation.

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